Exhibit 4.1

[LOGO] By AUTHORIZED SIGNATURE THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF Papa John's International, Inc. transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation’s Restated Certificate of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. COMMON STOCK PAR VALUE $0.01 COMMON STOCK Certificate Number Shares . PAPA JOHN'S INTERNATIONAL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Chairman Secretary SEE REVERSE FOR CERTAIN DEFINITIONS 698813 10 2 ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# DD-MMM-YYYY * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE ZQ00000000 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com [SEAL] SECURITY INSTRUCTIONS ON REVERSE

. PAPA JOHN'S INTERNATIONAL, INC. UPON WRITTEN REQUEST, THE CORPORATION WILL FURNISH THE STOCKHOLDER, WITHOUT CHARGE, A DESCRIPTION OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS; AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES; AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES OR CLASSES, OF THE CORPORATION’S AUTHORIZED STOCK. (Cust) (Minor) (State) (Cust) and not as tenants in common (Minor) (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named corporation with full power of substitution. Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - ............................................Custodian ................................................ TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act......................................................... JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - ............................................Custodian (until age ................................) .............................under Uniform Transfers to Minors Act ................... Additional abbreviations may also be used though not in the above list. SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER.DO NOT ACCEPT WITHOUT NOTHING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. 1234567